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                                                                    EXHIBIT 99.1

                                                                October 21, 1994

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

Dear Sirs:

  Eli Lilly and Company, an Indiana corporation (the "Company"), hereby appoints you as its agent for the purpose of soliciting offers to purchase from the Company from time to time its commercial paper notes, maturing not later than nine months from date of issue (the "CP Notes") in an aggregate principal amount outstanding not to exceed the amount authorized from time to time by the Board of Directors of the Company. The CP Notes will be issued under an Issuing and Paying Agency Agreement dated as of October 21, 1994 (the "Paying Agency Agreement"), between the Company and Citibank, N.A., as Issuing and Paying Agent (the "Paying Agent"), and will be issued in denominations of $250,000 and integral multiples of $1,000 in excess thereof. The Company may sell CP Notes directly to you as principal for resale to others. The Company understands that this letter does not constitute a commitment or obligation, expressed or implied, on the part of you to purchase any CP Notes from the Company.

  Section 1. Issuance and Purchase of the CP Notes. If you and the Company shall agree upon the sale of any CP Notes to or through you (including, but not limited to, agreement with respect to the price, principal amount, maturity and interest or discount rate thereof), (i) instructions to the Paying Agent to complete, authenticate and deliver the CP Notes shall be given in the manner described in the Paying Agency Agreement and (ii) the authentication and delivery to you of such CP Notes by the Paying Agent shall constitute the issuance of such CP Notes by the Company.

  Section 2. Offering of the CP Notes; Restrictions on Transfer. (a) You agree with the Company that (i) you will deliver a Private Placement Memorandum (as hereinafter defined) to each prospective investor in the CP Notes prior to the initial offer to purchase a CP Note or CP Notes by such investor, (ii) you will not solicit offers for, or offer or sell, CP Notes by any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 thereunder, and (iii) you will solicit offers for CP Notes only from, and will offer CP Notes only to, (x) institutional investors that you reasonably believe are "accredited investors" within the meaning of Rule 501(a) under the Securities Act or (y) qualified institutional buyers as defined in Rule 144A under the Securities Act ("QIBs") and who, in purchasing CP Notes, may be deemed to have represented and agreed as provided in paragraphs (1) through (4) of Section 2(b).

  (b) Each Private Placement Memorandum shall contain paragraphs in substantially the following form:

  "Each purchaser of a CP Note will be deemed to have represented and agreed as follows:

    (1) It is a sophisticated institutional investor that is an "accredited investor", as defined in Regulation D under the Securities Act or a QIB; it is purchasing the CP Note for its own account or an account with respect to which it exercises sole investment discretion; if it is acting for another, it confirms that such investor is an institutional "accredited investor" or a QIB; and it is not acquiring the CP Note with a view to, or for sale in connection with, any distribution thereof;

    (2) It understands that the CP Note is being offered only in a transaction not involving any public offering within the meaning of the Securities Act, that the purchaser must be prepared to hold the CP Note until maturity, and that, if in the future it decides to resell, pledge or otherwise transfer the CP Note, the CP Note will be resold, pledged or transferred only (i) to you or the Company, (ii) through you to an institutional investor approved by you as an accredited investor or a QIB,
  (iii) to a QIB in a
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  transaction made under Rule 144A, or (iv) in a transaction previously approved by the Company and you as exempt from registration under the Securities Act.

    (3) It understands that the CP Note will bear a legend to the following effect:

    THE NOTES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), AND INITIAL SALES OF THE NOTES MAY BE MADE ONLY TO INSTITUTIONAL "ACCREDITED INVESTORS" AS DEFINED IN RULE 501(A) UNDER THE ACT OR QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN RULE 144A UNDER THE ACT ("QIB"). BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER (A) REPRESENTS THAT IT IS (I) AN INSTITUTIONAL ACCREDITED INVESTOR OR A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN ASSOCIATION) THAT IS ACTING ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT THE NOTE IS BEING ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, OR (II) A QIB ACTING ON BEHALF OF ITSELF OR ANOTHER QIB (AND, IF IT IS A QIB, ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY ON AN EXEMPTION FROM THE PROVISIONS OF
    SECTION 5 OF THE ACT PURSUANT TO RULE 144A) AND (B) AGREES THAT ANY RESALE OF THE NOTE WILL BE MADE ONLY IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT AND ONLY (I) TO MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"), GOLDMAN SACHS MONEY MARKETS, L.P. ("GSMM LP"), LEHMAN BROTHERS INC. ("LEHMAN BROTHERS") OR TO ELI LILLY AND COMPANY (THE "COMPANY"), OR THROUGH MORGAN STANLEY, GSMM LP, OR LEHMAN BROTHERS TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A QIB, (II) TO A QIB IN A TRANSACTION MADE UNDER RULE 144A, OR (III) IN A TRANSACTION PREVIOUSLY APPROVED BY THE COMPANY AS EXEMPT FROM REGISTRATION UNDER THE ACT.

    (4) It has received the Private Placement Memorandum and has had full opportunity to request from the Company and to review, and has received, all additional information necessary to verify the accuracy of the information therein that the Company could provide without unreasonable effort or expense."

  Section 3. Representations and Warranties. The Company represents and warrants to you as of the date hereof, as of each date on which you solicit offers to purchase CP Notes, as of each date on which the Company accepts an offer to purchase CP Notes (including any purchase by you as principal), as of each date the Company issues and sells CP Notes and as of each date the Private Placement Memorandum (as hereinafter defined) is amended or supplemented, as follows (it being understood that such representations and warranties shall be deemed to relate to the Private Placement Memorandum as amended and supplemented to each such date):

  (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has full power and authority to execute, deliver and perform this Agreement, the CP Notes and the Paying Agency Agreement.

  (b) The CP Notes have been duly authorized and, when executed and authenticated in accordance with the Paying Agency Agreement and delivered to and paid for by the purchasers thereof, will be entitled to the benefits of the Paying Agency Agreement and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except that (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

  (c) This Agreement has been duly authorized, executed and delivered by the Company.

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  (d) The Paying Agency Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except that (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

  (e) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the CP Notes and the Paying Agency Agreement will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the CP Notes and the Paying Agency Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the CP Notes.

  (f) The issuance and sale of the CP Notes under the circumstances contemplated hereby and by the Paying Agency Agreement do not require registration of the CP Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof and do not require compliance with any provision of the Trust Indenture Act of 1939, as amended.

  (g) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

  (h) There has not been any material adverse change in the financial condition, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Private Placement Memorandum.

  (i) The CP Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

  Section 4. Agreements. The Company agrees with you that:

  (a) The Company will promptly deliver to you copies of all (i) filings by the Company with the Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended, and (ii) all information generally supplied by the Company to its shareholders.

  (b) The Company will provide to you as soon as practicable a Private Placement Memorandum containing business and financial information concerning the Company and a description of the CP Notes which (with any amendments and supplements provided by the Company) may be used by you in connection with the sale of the CP Notes until the Company provides you with an updated or revised memorandum (such Private Placement Memorandum, together with any amendments or supplements thereto, including information incorporated therein by reference, if any, is herein referred to as the "Private Placement Memorandum").

  (c) If, at any time when you are offering CP Notes or any CP Notes are outstanding, any event occurs or condition exists as a result of which the Private Placement Memorandum as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when such Private Placement Memorandum is delivered to a purchaser, not misleading, or if, in your opinion or the opinion of the Company, it is necessary at any time to amend or supplement the Private Placement Memorandum as then amended or supplemented to comply with applicable law, the Company will immediately notify you and will prepare and furnish to you a revision or supplement to the Private Placement Memorandum reasonably satisfactory in all respects to you, that will correct such statement or omission or effect such compliance.

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  (d) The Company will, whether or not any sale of CP Notes is consummated, pay all reasonable expenses incurred by you incident to the performance of its obligations under this Agreement, the CP Notes and the Paying Agency Agreement, including, without limitation, fees and expenses of your counsel.

  (e) The Company will notify you promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for a possible change, that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

  (f) The Company agrees promptly from time to time to take such action as you may reasonably request to qualify the CP Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as you may reasonably request and to maintain such qualifications for as long as you shall reasonably request. The Company also agrees to reimburse you for any reasonable fees or costs (including fees and disbursements of counsel) incurred in so qualifying the CP Notes.

  (g) The Company is currently issuing commercial paper which is offered and sold in the commercial paper market in reliance upon, and in compliance with the requirements of, the exemption provided by Section 3(a)(3) of the Securities Act and the Company expects to continue to do so. In connection with the foregoing, the Company agrees that (i) the proceeds from the sale of the CP Notes will be deposited and kept in a different depositary bank account from that which is used for the deposit of the proceeds from the sale of such commercial paper and (ii) appropriate corporate controls will be instituted and maintained to ensure that the proceeds from the sale of CP Notes will be used for purposes which do not meet the "current transactions" requirements of
Section 3(a)(3) of the Act and the proceeds from the sale of such commercial paper will be used for purposes which meet such requirements.

  (h) The Company will not sell or offer for sale any security (as defined in the Securities Act) which could be integrated with the CP Notes so as to require the registration under the Securities Act of such CP Notes. The Company represents and you agree that its sale of commercial paper under Section 3(a)(3) of the Securities Act under the terms described in Section 4(g) does not constitute a sale of a security that could be integrated with the CP Notes as described herein.

  (j) The Company shall not solicit any offer to buy or offer to sell CP Notes by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act or otherwise, including: (x) any advertisement, article, notice or other communication published in a magazine or similar medium or broadcast over television or radio; and (y) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

  (k) The Company also agrees that, as long as the CP Notes are being offered for sale by you as contemplated hereby and until six months after the offer of CP Notes hereunder has been terminated, neither the Company nor any person other than you, Goldman Sachs Money Markets, L.P. ("GSMM LP") or Lehman Brothers Inc. ("Lehman Brothers") will offer the CP Notes or, except as set forth in paragraph 4(g) above, any substantially similar security of the Company for sale to, or solicit offers to buy thereof from, any other person other than you, GSMM LP or Lehman Brothers except with the prior written consent of you, GSMM LP or Lehman Brothers, it being understood that this agreement is made with a view to bringing the offer and sale of the CP Notes within the exemption provided in Section 4(2) of the Securities Act and Rule 506 thereunder. The Company also confirms that it has entered into dealer agreements with GSMM LP and Lehman Brothers which contain provisions relating to the qualification of prospective investors and manner of offering the CP Notes which are substantially identical to the corresponding provisions in this agreement. The Company agrees that such provisions in its dealer agreements with GSMM LP and Lehman Brothers shall not be amended in any material respect without your prior written consent.

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  (l) In the event that the Company determines to use the proceeds for the purpose of buying, carrying or trading securities including, but not limited to, buying, carrying or trading securities in connection with an acquisition of equity securities of another company, the Company shall give you at least 5 days prior written notice to that effect. The Company shall also give you prompt notice of the actual date that it commences to purchase such securities with the proceeds of commercial paper. Thereafter, in the event that you purchase CP Notes as principal and do not resell such CP Notes on the day of such purchase, you will sell such CP Notes only to persons you reasonably believe to be QIBs or to QIBs you reasonably believe are acting for other QIBs, in each case pursuant to Rule 144A.

  (m) The Company will furnish to you such additional information as you may reasonably request.

  (n) At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall make available, upon request, to any holder, beneficial owner or prospective purchaser of any CP Notes the information required to be delivered to such persons pursuant to Rule 144A(d)(4) under the Securities Act and will furnish to you, upon request, copies of such information.

  Section 5. Indemnity and Contribution. The Company agrees to (a) indemnify and hold harmless you and each person, if any, who controls you within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and (b) to reimburse you for all reasonable expenses (including counsel fees) as they are incurred by you in connection with investigating or defending any such loss, claim, damage or liability. The Company's indemnification of you shall not apply insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission based upon information relating to you furnished to the Company in writing by you expressly for use therein. The Company shall not, without your prior written consent, effect any settlement of any pending or threatened proceeding in respect of which you are or could have been a party and indemnity could have been sought hereunder by you, unless such settlement includes an unconditional release of you from all liability on claims that are the subject matter of such proceeding. If the indemnification provided for in this Section 5 is unavailable or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then you, on the one hand, and the Company, on the other hand, shall contribute to the amount paid or payable by you as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by you, on the one hand, and the Company, on the other hand, or, if such allocation is not permitted by applicable law, to reflect not only the relative benefits referred to above but also the relative fault of each of the parties and any other relevant equitable considerations. For the purposes of this
Section 5, the "relative benefits" received by the Company shall be equal to the aggregate proceeds received by the Company from the CP Notes sold pursuant to this Agreement and the "relative benefits" received by you shall be equal to the aggregate commissions received by you therefrom.

  Section 6. Payment and Delivery. (a) Payment for CP Notes sold to or through you pursuant to this Agreement shall be made by you in immediately available funds payable to the Paying Agent for the account of the Company in such manner and at such time as provided in the Paying Agency Agreement, at the offices of the Paying Agent. Delivery of CP Notes sold to or through you hereunder shall be made by the Paying Agent to you (in definitive form payable to the bearer and in such denominations as may be requested by you) by 2:15 p.m. New York time on the date agreed upon for delivery (the "Settlement Date").

  (b) In the event the Company shall direct the Paying Agent to cease issuing CP Notes, the Paying Agent shall be instructed by the Company to issue such CP Notes as you shall certify were sold within sixty (60) minutes after your receipt of written notice of such cessation. You agree upon receipt of any such cessation

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notice to use your reasonable efforts to immediately cease effecting transactions in CP Notes; provided, however, that this provision shall have no effect with respect to CP Notes purchased by you as principal from the Company.

  Section 7. Conditions Precedent to Effectiveness of Dealer Agreement. The following documents shall have been provided to you at or promptly following the execution of this Agreement:

  (i) An executed copy of the Paying Agency Agreement.

  (ii) A certified copy of resolutions of the Board of Directors of the Company authorizing (i) the issuance of the CP Notes and (ii) the execution and delivery of this Agreement and the Paying Agency Agreement.

  (iii) An opinion of counsel to the Company substantially in the form of Exhibit A hereto.

  (iv) All other documents reasonably requested by you.

  Section 8. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Morgan Stanley, will be mailed, delivered or telecopied and confirmed to Morgan Stanley at 1221 Avenue of the Americas, New York, New York 10020, Attention: Manager, Continuously Offered Products (telecopy number: (212) 764-7490), with a copy to 1251 Avenue of the Americas, New York, New York 10020, Attention: Manager, Credit Department, (telecopy number: (212) 703-4575), or, if sent to the Company, will be mailed, delivered, or telecopied and confirmed to the Company at Lilly Corporate Center, Indianapolis, Indiana 46285, Attention: Assistant Treasurer, (telecopy number: (317) 277-3275), or to either of the foregoing parties, or their successors, at such other address as such party or successor may designate from time to time by notice duly given in accordance with the terms of this Section 8 to the other party hereto.

  Section 9. Amendments; Successors. (a) This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and you. This Agreement is not assignable by either party hereto without the written consent of the other party.

  (b) This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 5 and the purchasers of CP Notes (to the extent expressly provided in Section 7), and no other person will have any right or obligation hereunder.

  (c) The Company will give you notice of any proposed cancellation, amendment, supplement, waiver or consent to or under the Paying Agency Agreement at least seven (7) days prior to the effective date thereof.

  Section 10. Termination. This Agreement may be terminated at any time by either party hereto upon the giving of written notice of such termination to the other party hereto, but without prejudice to any rights, obligations or liabilities of either party hereto accrued or incurred prior to such termination. If this Agreement is terminated, the provisions of Sections 3, 4(d), 4(f), 4(g), 4(h) and 5 shall survive and continue in full force and effect.

  Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

  Section 12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

  Section 13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

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  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                                          Very truly yours,

                                          ELI LILLY AND COMPANY

                                          By __________________________________
                                            Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

MORGAN STANLEY & CO. INCORPORATED

By __________________________________
  Title:

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